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EXHIBIT 4.4

NAV

COMMON STOCK	The Navigators Group, Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES that		CUZIP 638904 10 2
[SPECIMEN]
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.10 EACH OF THE COMMON STOCK OF
THE NAVIGATORS GROUP INC.
transferable only on the books of the Corporation in person or by fully authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto, to all of which the holder of this Certificate of acceptance hereof assents.
This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated
/s/ BRADLEY D. WILEY Secretary	/s/ STANLEY A. GALANSKI President
/s/ TERENCE N. DEEKS Chairman
[SEAL OF THE NAVIGATORS GROUP, INC]
COUNTERSIGNED AND REGISTERED:
LASALLE BANK NATIONAL ASSOCIATION
Transfer Agent and Registrar
Authorized Signature

THE NAVIGATORS GROUP, INC.

THE CORPORTATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, WHICH ARE SET FORTH IN FULL IN THE CERTIFICATE OF INCORPORATION, AS AMENDED.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—	_____ Custodian _____
TEN ENT	—	as tenants by the entireties		(cust)	(Minor)
JT TEN	—	as joint tenants with right		under Uniform Gifts to Minors
		of survivorship and not		Act _____________________
		as tenants in common		(State)

Additional abbreviations may also be used though not in the above list

For value received ________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

_____________________________________________________________________________________________ shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

___________________________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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THE NAVIGATORS GROUP, INC.